SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant[X]
Filed by a Party other than the Registrant / /
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to ss.240.14a-11(c) of ss.240.14a-12


        The Treasurer's Fund Inc.

        (Name of Persons(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1)    Title of each class of securities to which transaction applies:

           ---------------------------------------------

     2)    Aggregate number of securities to which transaction applies:

           ---------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------

     4)    Proposed maximum aggregate value of transaction:

           ---------------------------------------------

     5)    Total fee paid:

           ---------------------------------------------


/X/  Fee paid previously with preliminary materials.


10082.0000 431483.1

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

           ---------------------------------------------

     2)    Form, Schedule or Registration Statement No.:

           ---------------------------------------------

     3)    Filing Party:

           ---------------------------------------------

     4)    Date Filed:

           ---------------------------------------------



10082.0000 431483.1



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                           THE TREASURER'S FUND, INC.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 April 14, 1997


-------------------------------------------------------------------------------




19 Old Kings Highway South
Darien, Connecticut 06820-4526
(203) 655-1999


A Special Meeting of Shareholders of The Treasurer's Fund, Inc. (the "Corporation") will be held at 9:00 a.m. on April 14, 1997 at the offices of the Corporation at 19 Old Kings Highway South, Darien, Connecticut 06820-4526 for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 27, 1997.

1. To approve or disapprove a new Advisory Agreement to be effective upon the consummation of a purchase of certain partnership interests in Gabelli-O'Connor Fixed Income Mutual Funds Management Co. (the "Advisor") by Gabelli Funds, Inc., such Agreement to be substantially identical in all material respects to the Advisory Agreement in effect for the Corporation immediately prior to such transaction (see page 2 of the attached Proxy Statement);

2. To elect thirteen directors of the Corporation, each to hold office until his successor is duly elected and qualified;

3. To ratify or reject the selection of Ernst & Young LLP as independent accountants of the Corporation for its fiscal year ending October 31, 1997; and

4. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on March 19, 1997 are entitled to notice of, and to vote at, the meeting.


                                              By Order of the Board of Directors
                                                       JUDITH FABRIZI, Secretary

-------------------------------------------------------------------------------




YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE CORPORATION OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.



C/M:  11536.0001 428573.4

                                 PROXY STATEMENT


-------------------------------------------------------------------------------



INTRODUCTION...................................................................1

PROPOSAL 1.       APPROVAL OR DISAPPROVAL OF A NEW ADVISORY AGREEMENT TO BE
                  EFFECTIVE AT THE TIME OF THE TRANSACTION.................... 2

PROPOSAL 2.       ELECTION OF DIRECTORS........................................6

PROPOSAL 3.       RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
                  ACCOUNTANTS.................................................11

INFORMATION REGARDING THE CURRENT ADVISOR.....................................11

ALLOCATION OF PORTFOLIO BROKERAGE.............................................13

OTHER MATTERS.................................................................14

EXHIBIT A         (ADVISORY AGREEMENT BETWEEN THE CORPORATION, ON BEHALF OF U.S.
                  TREASURY MONEY MARKET PORTFOLIO, AND GABELLI FIXED INCOME
                  L.L.C.).................................................... 15

EXHIBIT B         (ADVISORY AGREEMENT BETWEEN THE CORPORATION, ON BEHALF OF
                  DOMESTIC PRIME MONEY MARKET PORTFOLIO, AND GABELLI FIXED
                  INCOME L.L.C.)..............................................18

EXHIBIT C         (ADVISORY AGREEMENT BETWEEN THE CORPORATION, ON BEHALF OF
                  TAX EXEMPT MONEY MARKET PORTFOLIO, AND GABELLI FIXED INCOME
                  L.L.C.).....................................................21

EXHIBIT D         (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE ADVISOR)........24


C/M:  11536.0001 428573.4

                           THE TREASURER'S FUND, INC.
                           19 OLD KINGS HIGHWAY SOUTH
                         DARIEN, CONNECTICUT 06820-4526

                                 PROXY STATEMENT

                                  INTRODUCTION


         This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Treasurer's Fund, Inc. (the "Corporation") for use at a Special Meeting of Shareholders to be held at the offices of the Corporation at 19 Old Kings Highway South, Darien, Connecticut 06820-4526 on April 14, 1997 at 9 a.m. Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail, telephone, or personal interviews by officers and representatives of the Corporation. The expenses in connection with preparing and mailing this statement and the material accompanying it, and of such supplemental solicitations, will be borne by the Advisor (as hereinafter defined). This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about March 27, 1997. The Corporation's most recent annual report is available upon request.

         The outstanding voting stock of the Corporation as of the close of business on March 19, 1997 consisted of 112,804,832.490 shares of common stock of the U.S. Treasury Money Market Portfolio, 263,046,763.710 shares of common stock of the Domestic Prime Money Market Portfolio, and 187,373,891.870 shares of common stock of the Tax Exempt Money Market Portfolio (each Portfolio is together referred to herein as the "Portfolios"), each whole share being entitled to one vote and each fraction of a share being entitled to a proportionate fraction of a vote. The Global Money Market Portfolio, Limited Term Portfolio and Tax Exempt Limited Term Portfolio, as of this date, have not been activated by the Advisor. Therefore, there are no outstanding shares of common stock of these portfolios. Only shareholders of record at the close of business on March 19, 1997 are entitled to vote at the meeting. Any shareholder may revoke his proxy at any time prior to its exercise by a written notification of such revocation, such notification to include the shareholder's name and account number, and which must be signed, addressed to the Secretary of the Corporation at its principal executive office, 19 Old Kings Highway South, Darien, Connecticut 06820-4526, and received prior to the meeting to be effective, or by signing another proxy of a later date, or by personally casting his vote at the meeting of shareholders.

         Among the purposes of this Special Meeting of the Shareholders of the Corporation is the approval as to each Portfolio of the Corporation of a new investment advisory agreement (the "Advisory Agreement") between the Corporation, on behalf of each Portfolio, and Gabelli Fixed Income L.L.C. ("GFI"), the successor in interest to the current advisor, Gabelli-O'Connor Fixed Income Mutual Funds Management Co. (the "Advisor"). Your consideration of the Advisory Agreements is necessitated by reason of a definitive purchase agreement between Thomas E. O'Connor & Co. L.P. ("TOC & Co. L.P."), a Delaware limited partnership, the owner of a 50% general partnership interest in the Advisor and Gabelli Funds, Inc ("Gabelli"), a New York corporation currently owning the remaining 50% general partnership interest in the Advisor, pursuant to which Gabelli intends to purchase substantially all of the TOC & Co. L.P.
partnership interest in the Advisor. In addition, the terms of the purchase agreement provide for the purchase by Gabelli of the partnership interests currently owned by TOC & Co. L.P. in an affiliated company, Gabelli-O'Connor Fixed Income Management Co. The Advisor and its affiliated company will upon consummation of the purchase transaction merge into GFI. Upon the consummation of the Acquisition (as defined herein), Gabelli Fixed Income, Inc., a wholly-owned subsidiary of Gabelli, will hold 81% of the interests in such entity and the remaining 19% interest will be owned by senior officers of the Advisor. The transaction as described, hereinafter referred to as the Acquisition (the "Acquisition"), for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), constitutes a change of control of the
Advisor. Under the 1940 Act, such a change of control constitutes an "assignment" (as defined in the 1940 Act) and, as a result, the termination of the existing Advisory Agreements between the Advisor and the Corporation. The Directors have approved, and recommend that the shareholders of the Corporation approve as to each Portfolio, the new Advisory Agreements to be effective at the time of the closing of the Acquisition. The proposed new Advisory Agreements will be substantially identical in all material respects to the Advisory Agreements in effect immediately prior to the Acquisition, except for (i) the dates of execution and termination, (ii) the name of the Advisor, and (iii) the classification of the Advisor as to a


C/M:  11536.0001 428573.4
                                        1
limited liability company. As a result, the new Advisor will continue to perform investment advisory services for the Corporation after the Acquisition, on the same terms as are in effect immediately before the Acquisition.


         In addition to the above, the other purposes for this Special Meeting of Shareholders include: (i) the election of directors and (ii) the ratification of the selection of independent accountants.

         One third of the outstanding shares of the Corporation, represented in person or by proxy, shall be required to constitute a quorum at the meeting although more than one third of the outstanding shares may be required to be present to approve a particular issue. If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. Any signed proxy will be voted in favor of the proposals unless a choice is indicated to vote against or to abstain from voting on that proposal. An abstention on any proposal will have the same legal effect as a vote against such proposal. Further, the proposals are considered "discretionary" and brokers that are record or nominee holders of shares of the Corporation who have received no instructions from their clients have discretion to vote on these matters. Absent voting by the particular beneficial owners of such shares, such "broker non-votes" will be considered as votes cast in determining the outcome of the proposals.


         As of March 19, 1997, the following persons or entities owned as much as 5% of the indicated Portfolio's outstanding shares:


                                                                                                             Nature of
Name & Address                                                              % of Class                       Ownership
______________                                                              __________                       _________

U.S. Treasury Money Market
Portfolio

Bear, Stearns Profit Sharing Corp.                                            7.389%                          Record
c/o Custodial Trust Company
Attn: Accounting Department
101 Carnegie Center
Princeton, New Jersey 08540-6231

Bear, Stearns Securities Corp.                                                6.658%                          Record
1 Metrotech Center North
Brooklyn, NY  11201-3857


         The shares held by the above Bear, Stearns entities are held on behalf of individual client accounts.


         As of March 19, 1997, the officers and directors of the Corporation, collectively, beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), less than 1% of the shares of the total outstanding shares of each of the Corporation's Portfolios.



PROPOSAL 1.       APPROVAL OR DISAPPROVAL OF A NEW ADVISORY AGREEMENT TO BE
                  EFFECTIVE AT THE TIME OF THE TRANSACTION

         The Directors of the Corporation unanimously recommend that the shareholders of each Portfolio vote to approve a new Advisory Agreement for the Corporation, on behalf of each of the Portfolios, to be effective at the time of the

C/M:  11536.0001 428573.4
                                        2

Acquisition. The new Advisory Agreements will be substantially identical in all material respects to the existing investment advisory agreements in effect for the Corporation immediately prior to the time of the Acquisition. As explained above, the Acquisition is, for purposes of the 1940 Act, a change of control of the Advisor. The 1940 Act provides that such a change of control constitutes an "assignment" of the Advisory Agreement under which the Advisor provides advisory services to the Corporation. The 1940 Act further provides that such an "assignment" will result in the automatic termination of each of those agreements, at the time of the Acquisition.


         The Acquisition. Gabelli and TOC & Co. L.P., the general partners of the Advisor each owning 50% of the partnership interest in the Advisor, entered into a definitive purchase agreement whereby Gabelli will purchase substantially all of TOC & Co. L.P.'s general partnership interest in the Advisor (the "Acquisition Agreement") for cash. Simultaneously occurring will be the purchase of a 11.5% interest by Henley Smith and an 7.5% interest by Ron Eaker (currently senior officers of the Advisor) in the Advisor and Gabelli will retain an 81% interest. Immediately preceding the Acquisition will be the creation and organization of GFI, a Delaware limited liability company into which the Advisor and its affiliate, Gabelli-O'Connor Fixed Income Management Co., will be merged. GFI will be the successor registered investment advisor, and the management of GFI will essentially be identical to that of the Advisor. Mr. Thomas E.
O'Connor, the chairman and director of the Corporation since its inception, as well as the president and sole stockholder of Thomas E. O'Connor & Co., Inc., the general partner of TOC & Co. L.P., the general partner of the Advisor, will enter into a Consulting Agreement with GFI upon his resignation as chairman of the Corporation which will occur simultaneously with the Acquisition. Mr. O'Connor will remain on the Board of Directors of the Corporation. Mr. Eaker and Mr. Smith, who have each been employed by the Advisor since 1987 as the Corporation's senior portfolio managers and who have each been officers of the Corporation will continue in such capacities after the Acquisition.

         In addition, consummation of the Acquisition is subject to fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Acquisition will in fact be consummated. In addition, because it is impossible to predict with certainty when other conditions to the Acquisition will be fulfilled, it is not known, as of the date of this Proxy Statement, when the Acquisition will occur. The parties currently expect, however, that the Acquisition will occur on or about May 15, 1997.


         Under the purchase agreement, the Advisor agrees that it will use its best efforts to satisfy the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company (such as the Corporation), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

                  (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

                  (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined by the 1940 Act to include any arrangement, during the two-year period after the sale, whereby the investment adviser (or predecessor or successor adviser), or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company; or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services.

Satisfaction of condition (1) above is not expected to require any changes in the current composition of the Corporation's Board of Directors and will also be met upon the election of the six additional directors, two of whom are "interested" persons as defined in the 1940 Act. As to the satisfaction of condition (2) above, the Advisor is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Corporation as a result of the Acquisition.


         Information About Gabelli. Gabelli, a New York corporation with offices at One Corporate Center, Rye, New York 10580, through its affiliates, acts as an investment manager, administrator or advisor for assets aggregating in excess of $9.3 billion as of December 31, 1996. Gabelli will be the control person of Gabelli Fixed Income L.L.C.



C/M:  11536.0001 428573.4
                                        3

         Directors' Recommendation. The Directors unanimously recommend that shareholders approve the new Advisory Agreement between the Advisor and the Corporation, on behalf of each of the Portfolios, to be effective at the time of the Acquisition. The new Advisory Agreements will be substantially identical in all material respects to the investment advisory agreements in effect immediately before the Acquisition which is described on page 2 of this Proxy Statement except (i) that the new Advisory Agreements will be dated the date of the Acquisition and will be in effect initially for a period of two years and from year to year thereafter provided that its continuance is approved in accordance with the terms of the contract and the applicable provisions of the 1940 Act, (ii) that the name of the Advisor will be changed and (iii) the classification of the Advisor as a limited liability company.

         In coming to the recommendation set forth above, the Directors reviewed extensive information about the Corporation, the Advisor and Gabelli. The Directors noted that, for purposes of the 1940 Act, the Acquisition constitutes a change of control of the Advisor as well as its affiliates that act as advisers or sub-advisers for various other clients. Although the Acquisition is being treated as a change of control of the Advisor and of the various affiliated entities with the Advisor, the Acquisition is not expected to result in any significant change in the personnel, operations or financial condition of GFI as successor to the Advisor or of its affiliates. Gabelli has indicated that GFI is not expected to change the investment approaches or styles of the Advisor.

         The Directors accordingly concluded that it is appropriate and desirable for the Corporation to continue, after the Acquisition, the same investment advisory arrangements as is in effect immediately before the Acquisition. Under the 1940 Act, such continuation requires, in the case of the Corporation, the approval of each Portfolio's shareholders, by vote of the lesser of (1) 67% of the shares of that Portfolio represented at the Meeting, if more than 50% of the shares of that Portfolio are represented at the Meeting, or
(2) more than 50% of the outstanding shares of the Portfolio.

         In order that each Portfolio may continue to receive investment advisory services following the Acquisition, on the same basis as before the Acquisition, the Directors unanimously recommend that shareholders of each Portfolio vote in favor of Proposal 1.

         If the shareholders of the Portfolios do not approve Proposal 1, the Acquisition will not be consummated, or if the Acquisition is not consummated for any other reason, then the existing investment advisory agreement relating to that Portfolio will continue in effect and the Advisor will continue to manage the Portfolios.

         Comparison of the Current Advisory Agreements with the New Advisory Agreements.

         The Current Advisory Agreements. Pursuant to the Advisory Agreements for each of the Portfolios, the Advisor manages the Corporation's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Corporation.

         The Advisor provides persons satisfactory to the Board of Directors of the Corporation to serve as officers of the Corporation. Such officers, as well as certain other employees and directors of the Corporation, may be directors, officers or employees of the Advisor or its affiliates. The Advisor also provides the Corporation with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. The personnel rendering such supervisory services may be employees of the Advisor, of its affiliates or of other organizations. The Board has also approved subject to be consummation of the Acquisition, a new Administrator Services Agreement with Gabelli to act as Administrator to the Corporation to perform the same administrative services as are set forth in the current Administrator Services Agreement. Gabelli will subcontract with the current administrator BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") to provide personnel who will be responsible for performing the operational components of such services. BISYS recently became the successor to Furman Selz LLC which had served as the Administrator since the Corporation's inception.

         The Advisory Agreements for the Corporation, on behalf of each Portfolio were most recently approved, as amended, on October 16, 1996 by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Corporation or the Advisor. The Advisory Agreements for the Domestic Prime Money Market Portfolio and the Tax Exempt Money Market Portfolio were approved by a majority of the shareholders of each such Portfolio at a meeting of the shareholders on March 6, 1989. The Advisory Agreement for the U.S. Treasury Money Market Portfolio was approved by a majority of the shareholders of that Portfolio on March 14, 1991.

C/M:  11536.0001 428573.4
                                        4

         The Advisory Agreements have a term which extends to October 31, 1997, and may be continued in force thereafter for successive twelve-month periods beginning each November 1, provided that such continuance is specifically approved annually by a majority vote of the respective Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

         The Advisory Agreements are terminable without penalty by the Portfolio on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Portfolio or by a vote of a majority of the Corporation's Board of Directors, or by the Advisor on sixty days' written notice, and will automatically terminate in the event of an assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or of reckless disregard of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Set forth below as a percentage of average daily net assets are the advisory fees paid to the Advisor for each Portfolio pursuant to the Advisory
Agreements: the U.S. Treasury Money Market Portfolio, .30%; the Domestic Prime Money Market Portfolio, .30%; the Global Money Market Portfolio, .30%; the Tax Exempt Money Market Portfolio, .30%; the Limited Term Portfolio, .45%; and the Tax Exempt Limited Term Portfolio, .45%. Any portion of the total fees received by the Advisor may be used by the Advisor to provide shareholder and administrative services and for distribution of the Corporation's shares.

         The fees paid under the applicable Advisory Agreements for the fiscal years ended October 31, 1994, 1995 and 1996, were: $440,162, $403,955, and
$455,634, respectively, for the Tax Exempt Money Market Portfolio; $457,770, $458,599 and $657,103, respectively, for the Domestic Prime Money Market Portfolio; and $542,100, $307,543 and $263,957, respectively, for the U.S.
Treasury Money Market Portfolio. As of the date hereof, the other three Portfolios have not been activated by the Advisor. The Advisor may, in the future, irrevocably waive its rights to any portion of the advisory fees and may use any portion of the advisory fees for purposes of shareholder and administrative services and distribution of the Corporation's shares pursuant to the Corporation's Distribution and Service Plans.

         The New Advisory Agreements. The new Advisory Agreements are identical in all material respects to the current Advisory Agreements except for (i) the dates of execution and termination, (ii) the name of the Advisor and (iii) the classification of the Advisor as a limited liability company.

         GFI, the successor in interest to Gabelli-O'Connor Fixed Income Mutual Funds Management Co., is organized as a limited liability company whose management and operation will be substantially similar to the Advisor, including the continued employment of Mr. Eaker and Mr. Smith, as well as several other officers and employees. In addition, Mr. O'Connor will enter into a Consulting Agreement with GFI pursuant to which he will provide various consulting services to GFI for a three year period. The corporate structure of a limited liability company means that GFI will be managed in a manner similar to the Advisor but unlike the current general partnership structure currently in existence for the Advisor, members of a limited liability company have limited liability similar to a corporation's stockholder.


         In addition to the new Advisory Agreements, the Board of Directors has approved a new Administration Services Agreement with Gabelli Funds, Inc. and a new Distribution Agreement with Gabelli Fixed Income Distributors, Inc.


         Administrative Services Agreements. The responsibilities of the Advisor under the Advisory Agreements include supervising the performance of certain administrative services. The Board of Directors of the Corporation, on behalf of each of the Portfolios, has decided to retain Gabelli as Administrator to be responsible for the performance of all administrative services currently provided to the Corporation and to allow Gabelli to subcontract the operational aspects of those services to BISYS without incurring any fee increase. In so doing, the Board has approved the Corporation, on behalf of each of the Portfolios, to enter into an Administrative Services Agreement with Gabelli pursuant to which Gabelli will be responsible for the administrative functions formerly conducted by BISYS. Subsequently, Gabelli will enter into a Sub-Administration Services Agreement with BISYS and BISYS as Sub-Administrator will perform the operational components of administrative functions and services as set forth in such agreement, subject to the overall supervision of GFI. Pursuant to the new Administrative Services Agreement, Gabelli will receive the administrative services fee currently paid to BISYS, (i) .10% of the first $500 million of aggregate average daily net assets of the Corporation, (ii) .065% of the next $250 million of such assets, (iii) .055% of the next $250 million of such assets, and (iv) .050% of all such assets

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                                        5
over $1 billion, from which Gabelli will compensate BISYS for all fees and expenses arising out of its performance under the Sub-Administrative Services Agreement.


PROPOSAL 2.       ELECTION OF DIRECTORS


         At the meeting, thirteen directors are to be elected, each to hold office until his successor has been elected and has qualified. Mr. O'Connor, Mr. Christiana, Mr. Kolodny, Mr. Roubos and Mr. Pustorino were elected to the Board and all except for Mr. O'Connor to the Audit and Nominating Committees and have served as such since the Corporation's inception in 1987. Mr. Merritt was elected to the Board and the Audit and Nominating Committees and has served as such since January 23, 1991. Ms. Hauck was elected to the Board and has served as such and on the Audit and Nominating Committee since April 8, 1992. The biographies for Mr. Gabelli, Mr. Colavita, Dr. Roeder, Mr. van Ekris, Mr. Pohl and Mr. Daniel as nominees for director are set forth below. All such persons have consented to be named in this Proxy Statement and to serve as directors of the Corporation if elected. The Board of Directors, which met four times during the Corporation's fiscal year ended October 31, 1996, has no compensation committee. Each director attended at least 75% of the board meetings held. The Corporation has an Audit Committee of the Board of Directors, comprised of Mr. Christiana, Mr. Kolodny, Mr. Pustorino, Mr. Roubos, Mr. Merritt and Ms. Hauck who are not "interested persons" of the Corporation within the meaning of
Section 2(a)(19) of the 1940 Act. The Audit Committee meets annually to review the Corporation's financial statements with the independent accountants and to report on its findings to the Board of Directors. In addition, pursuant to a Distribution and Service Plan adopted by the Corporation in accordance with the provisions of Rule 12b-1 under the 1940 Act, the Corporation has a Nominating Committee of the Board of Directors comprised of Mr. Christiana, Mr. Kolodny, Mr. Pustorino, Mr. Roubos, Mr. Merritt and Ms. Hauck, to whose discretion the selection and nomination of directors who are not "interested persons" of the Corporation is committed. Upon the Election by the Shareholders of the new directors, Mr. van Ekris, Mr. Colavita, Dr. Roeder and Mr. Daniel, all "non-interested" persons of the Corporation will also serve on the Audit and Nominating Committees. The Nominating Committee recently met to approve the nomination of Mr. Gabelli, Mr. Colavita, Dr. Roeder, Mr. Pohl, Mr. van Ekris and Mr. Daniel. The Nominating Committee currently does not consider nominees recommended by shareholders. The election of each director requires the approval of a majority present at the meeting in person or by proxy.

         The following is a list of the members of the Board of Directors and the nominees for Director, any other positions each may now hold with the Corporation, the principal occupation of each Director and nominee during the past five years and the nature, amount and percentage of shares held by each in the Corporation. The names marked with an (*) are "interested persons" of the Corporation, as defined in the 1940 Act. Names marked with a (+) are directors, trustees or officers of one or more investment companies advised by Gabelli.

                                                                                                    Amount &
                                                                                                     Nature

                                                                                                 of Beneficial
                                            Principal Occupation                                  Ownership at           % of
Name, Address and Age                       During Preceding Five Years                             3/19/97             Shares
_____________________                       ___________________________                          _____________          ______

+*Thomas E. O'Connor, 53                    President of Thomas E. O'Connor & Co.,                634,232.355            0.001
Chairman of the Board                       Inc., the general partner of Thomas E.
19 Old Kings Highway South                  O'Connor & Co. L.P. which is a general
Darien, Connecticut 06820-4526              partner of the Advisor.  Prior to forming
                                            the Advisor and its affiliated management
                                            company, Gabelli-O'Connor Fixed Income
                                            Management Co., he was a Managing
                                            Director of Bear, Stearns & Co. Inc.  He
                                            began his affiliation with Bear, Stearns &
                                            Co. Inc. in 1972 and became a General
                                            Partner of Bear, Stearns & Co. (the
                                            predecessor partnership) in 1977, and
                                            became manager of the Public Finance
                                            Department in 1978.


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                                        6

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+Felix J. Christiana, 72                    Retired Senior Vice President, Dollar Dry              13,885.750            0.000
Director                                    Dock Savings Bank.  Director/Trustee of
35 Club Point Drive                         The Gabelli Asset Fund, Gabelli Equity
White Plains, New York 10604                Series Funds, Inc., Gabelli Global Series
                                            Funds, Inc., Gabelli Global Multimedia
                                            Trust Inc., The Gabelli Value Fund Inc.,
                                            The Gabelli Convertible Securities Fund,
                                            Inc., The Gabelli Equity Trust Inc. and The
                                            Gabelli Growth Fund.

Robert C. Kolodny, M.D., 53,                Physician, author and lecturer (self-                      0                   0
Director                                    employed) (1983-present). General Partner
885 Oenoke Ridge Road                       of KBS Partnership, KBS II Investment
New Canaan, Connecticut 06840               Partnership, KBS III Investment
                                            Partnership, KBS IV Limited Partnership,
                                            KBS New Dimensions, L.P., KBS Global
                                            Opportunities, L.P. and KBS VII Limited
                                            Partnership, private investment partnerships
                                            (1981-present).  Medical Director and
                                            Chairman of the Board of the Behavioral
                                            Medicine Institute (1983-present).

+Anthony R. Pustorino, 71                   Retired President of (1961-1989) and                   10,791.510            0.000
Director                                    consultant to Pustorino, Puglisi & Co.,
515 Madison Avenue                          P.C., certified public accountants;
New York, New York 10022                    Professor, Pace University (1965-present).
                                            Director/Trustee   of  The   Gabelli
                                            Asset Fund, The Gabelli Growth Fund,
                                            The  Gabelli  Value Fund  Inc.,  The
                                            Gabelli Convertible Securities Fund,
                                            The  Gabelli   Equity   Trust  Inc.,
                                            Gabelli  Capital Series Fund,  Inc.,
                                            Gabelli Global Multimedia Trust Inc.
                                            and  Gabelli  Equity  Series  Funds,
                                            Inc.

Gary L. Roubos, 60                          Chairman of the Board of Dover Corp., a                    0                   0
Director                                    diversified industrial manufacturing
280 Park Avenue                             company, since 1981.
New York, New York 10017

William A. Merritt Jr., 60                  Financial Consultant/Mergers and                           0                   0
Director                                    Acquisitions (1992-present).  Managing
One Dock Street                             Member of Seaboard Properties, Inc., The
Suite 602                                   KM Group, and Navigator Communications
Stamford, Connecticut 06902                 Systems, LLC (1995-present).  President
                                            and Chief Operating Officer of WilTel
                                            Communications Systems, Inc. (1990-
                                            1992).


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                                        7






Mary E. Hauck, 52                           Retired Senior Portfolio manager of the                     14,812.520       0.000
Director                                    Advisor.  Prior to joining the Advisor in
21 Bishop Park Road                         1987, she was a senior vice president and
P.O. Box 295                                portfolio manager of municipal mutual
Pound Ridge, New York 10576                 funds at the Dreyfus Corporation, where
                                            she began in 1977.

+*Mario J. Gabelli, 53                      Chairman, Chief Executive Officer and a                    259,992.035       0.000
Nominee for Director                        Director of Gabelli Funds, Inc. and of
One Corporate Center                        GAMCO Investors Inc.  President and
Rye, New York 10580                         Chairman of The Gabelli Equity Trust Inc.
                                            and The Gabelli Global Multimedia Trust
                                            Inc.  President, Chief Investment Officer
                                            and Director of the Gabelli Value Fund
                                            Inc., The Gabelli Convertible Securities
                                            Fund, Inc., Gabelli Investor Funds, Inc.,
                                            Gabelli Capital Services Funds, Inc., and
                                            Gabelli Global Series Funds, Inc.  Director
                                            of Gabelli International Growth Fund, Inc.,
                                            and Gabelli Gold Fund, Inc.  Trustee of
                                            The Gabelli Asset Fund, The Gabelli
                                            Money Market Funds, and The Gabelli
                                            Growth Fund.  Chairman, Director and
                                            Chief Executive Officer of Lynch
                                            Corporation.

+Anthonie C. van Ekris, 61                  Managing Director of Balmac International,                 0                   0
Nominee for Director                        Ltd.  Formerly Chairman and Chief
One Corporate Center                        Executive Officer of Balfour MacLaine
Rye, New York  10580                        Corporation and Kay Corporation (through
                                            1990).  Director of Stahal Hardmayer A.Z.
                                            (through present).  Director of Gabelli
                                            Equity Series Funds, Inc., Gabelli
                                            Convertible Securities Fund, Inc., Gabelli
                                            International Growth Fund, Inc., Gabelli
                                            Investor Funds, Inc., Gabelli Gold Fund,
                                            Inc., and Gabelli Global Series Funds, Inc.
                                            Trustee of The Gabelli Asset Fund, The
                                            Gabelli Growth Fund, and The Gabelli
                                            Money Market Funds.




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                                        8






+*Karl Otto Pohl, 65                        Partner of Sal Oppenheim Jr. & Cie.                        0                   0
Nominee for Director                        (private investment bank); Former
One Corporate Center                        President of the Deutsche Bundesbank
Rye, New York  10580                        (Germany's Central Bank) and Chairman of
                                            its Central Bank Council(1980-1991);
                                            Currently board member of IBM World
                                            Trade Europe/Middle East/Africa Corp.;
                                            Bertlesmann AG; Zurich Versicherungs-
                                            Gesellshaft (insurance); the International
                                            Advisory Board of General Electric
                                            Company; the International Council
                                            for JP Morgan & Co.; the Board of
                                            Supervisory Directors of ROBECo/o
                                            Group; and the Supervisory Board of
                                            Royal Dutch (petroleum company);
                                            Advisory Director of Unilever N.V.
                                            and Unilever Deutschland; German
                                            Governor; International Monetary
                                            Fund (1980-1991); Board Member, Bank
                                            for International Settlements (1980-1991);
                                            Chairman, European Governors (1990-1991);
                                            Director/Trustee of all Funds managed by
                                            Gabelli.

+Anthony J. Colavita, 60                    President and Attorney at Law in the law                   0                   0
Nominee for Director                        firm of Anthony J. Colavita, P.C.  Director
One Corporate Center                        of The Gabelli Value Fund Inc. and The
Rye, New York  10580                        Gabelli Convertible Securities Fund, Inc.,
                                            Gabelli Investor Funds Inc., and Gabelli
                                            Global Series Funds, Inc.  Trustee of The
                                            Gabelli Asset Fund, The Gabelli Growth
                                            Fund, The Gabelli Money Market Funds
                                            and The Westwood Funds.

+Werner J. Roeder, M.D., 54                 Director of Surgery, Lawrence Hospital                     0                   0
Nominee for Director                        and practicing private physician.  Director,
77 Pondfield Road                           Gabelli Investor Funds, Inc., Gabelli
Bronxville, New York 10708                  Global Series Funds, Inc., Gabelli
                                            International Growth Fund, Inc., and
                                            Gabelli Gold Fund, Inc., and Trustee of the
                                            Westwood Funds.

Richard Nicholas Daniel, 60
Nominee for Director
One Corporate Center                        Chairman and Chief Executive Officer,
Rye, New York  10580                        Handy & Harman.                                            0                   0



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                                        9

         In addition to Mr. O'Connor, who has served as Chairman of the Corporation since September 1987, the officers of the Corporation are:

Name,Age, Position(s)                                                      Principal Occupations During
 with Fund and Address                                                            Past Five Years
______________________                                                     ____________________________
      Ronald S. Eaker, 36                            Senior Portfolio manager of the Advisor.  Prior to joining the
           President and Chief Investment            Advisor in 1987, he was Supervisor of Administrative Operations
             Officer at Frank Henjes & Co.,          where he began in 1983.
           19 Old Kings Highway South
           Darien, Connecticut 06820-4526

      Henley L. Smith, 40                            Senior Portfolio manager of the Advisor.  Prior to joining the
           Vice President and                        Advisor in 1987, he was portfolio manager at Manufacturers
             Investment Officer                      Hanover Investment Corp. where he began in 1984.  From 1982-
           19 Old Kings Highway South                1984 he was a portfolio manager for Manufacturers Hanover Trust
           Darien, Connecticut 06820-4526            Company.

      Judith Fabrizi, 29                             Employee of the Advisor since 1989.
           Secretary, Treasurer and
           Investment Officer
           19 Old Kings Highway South
           Darien, Connecticut 06820-4526

      Georgette L. Horton, 31                        Director of the Administrator since October 1996.  Prior to joining
           Vice President                            the Administrator, she was Assistant Vice President of Regional
           125 West 55th Street                      Sales at Paine Webber from June 1993 to September 1996.  From
           New York, New York 10019                  June 1992 to May 1993, she was a Marketing Representative for
                                                     Eaton Vance Distributors.

      Lisa Ling, 36                                  Registration and Compliance Officer, Fund Administration of the
           Vice President                            Administrator since November 1995.  Prior to joining the
           3435 Stelzer Road                         Administrator, she was a Manager of Financial Services
           Columbus, Ohio 43219                      Department at Federated Investors from June 1989 to October
                                                     1995.

      Michael Sakala, 31                             Vice President and Treasurer of the Administrator since December
           Assistant Treasurer                       1996 and Associate Director of Fund Accounting of the
           125 West 55th Street                      Administrator from April 1996 to December 1996.  Prior to joining
           New York, New York 10019                  the Administrator, he was head of Worldwide Fund Administration at Banque Paribas Luxembourg from April 1994 to April 1996.
                                                     From June 1989 to April 1994, he was Accounting Manager at Fidelity
                                                     Investments in Boston, MA.

      Alaina V. Metz, 29                             Chief Administrative Officer of the Administrator since June 1995.
           Assistant Secretary                       Prior to joining the Administrator, she was Supervisor of the Blue
           3435 Stelzer Road                         Sky Department at Alliance Capital Management, L.P. from May
           Columbus, Ohio 43219                      1989 to June 1995.

      Bruce Treff, 30                                Counsel of the Administrator since September 1995.  Prior to
           Assistant Secretary                       joining the Administrator, he was Manager at Alliance Capital
           3435 Stelzer Road                         Management, L.P.
           Columbus, Ohio 43219

      Sheryl  Hirschfeld,  36                        Manager-Legal  Services  ofthe Administrator since January 1997.
           Assistant Secretary                       Prior  to  joining  the  Administrator,  she  was
           125 West 55th Street                      Director,  Corporate Assistant Secretary Secretary Services at Furman
           New York, New York 10019                  Selz LLC from  November 1994 to 125 West 55th Street  December  1996.
                                                     From 1982 to 1994,  she was an  employee  of The New  York,  New York
                                                     10019 Dreyfus Corporation.


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                                       10

         The Corporation paid an aggregate remuneration of $40,500 to its directors with respect to its fiscal year ended October 31, 1996, all of which was paid in the aggregate to the six disinterested directors.

                   (1)                                       (2)                                       (3)

                                                                                       Total Compensation From Corporation
                                                   Aggregate Compensation                and Corporation Complex Paid to
Name of Person, Position                              From Corporation                             Directors*

Thomas E. O'Connor                                            0                                         0

Felix J. Christiana, Director                              $7,000                                    $7,000

Dr. Robert C. Kolodny, Director                            $7,000                                    $7,000

Anthony R. Pustorino, Director                             $7,000                                    $7,000

Gary L. Roubos, Director                                   $6,500                                    $6,500

William A. Merritt, Jr., Director                          $7,000                                    $7,000

Mary E. Hauck, Director                                    $6,000                                    $6,000


* The total compensation paid to such persons by the Corporation and Corporation Complex for the fiscal year ending October 31, 1996.


PROPOSAL 3.       RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
                  ACCOUNTANTS

         The Board of Directors recommends that the shareholders ratify the selection of Ernst & Young LLP, independent public accountants, to audit the accounts of the Corporation for the fiscal year ending October 31, 1997. Ernst & Young LLP have audited the accounts of the Corporation since its inception and do not have any direct financial interest or any material indirect financial interest in the Corporation.

         A representative of Ernst & Young LLP is not expected to be present at the shareholders' meeting. If the shareholders do not ratify the Board's recommendation, the Board will submit another proposal to the shareholders with a recommendation for independent public accountants. The ratification of selection of Independent Accountants requires the approval of a majority present at the meeting in person or by proxy.



INFORMATION REGARDING THE CURRENT ADVISOR

         The investment advisor for the Corporation is Gabelli-O'Connor Fixed Income Mutual Funds Management Co., with offices at 19 Old Kings Highway South, Darien, Connecticut 06820-4526, a Delaware partnership organized in 1987. As of the date of this Proxy, the Advisor is an investment manager, administrator or advisor only for the assets of the Corporation. Gabelli-O'Connor Fixed Income Mutual Funds Management Co. is a registered investment advisor under the 1940 Act. Mr. O'Connor is President and sole shareholder of Thomas E. O'Connor & Co., Inc., the general partner of Thomas E. O'Connor & Co. L.P., which is a general partner of the Advisor. Mario J. Gabelli is the Chairman of the Board of Directors and Chief Executive Officer of Gabelli Funds, Inc., which is the other general partner of the Advisor. As a result of these relationships, Messrs. Thomas E. O'Connor and Mario J. Gabelli may each be deemed to be a "controlling person" of the Advisor. As of December 31, 1996 the Advisor served as investment advisor for assets aggregating in excess of $735 million. The Advisor is an affiliate of Gabelli-O'Connor Fixed Income Management Co., a registered investment advisor that is an investment manager or advisor to corporations, institutions, pension trusts, profit sharing trusts and high net worth individuals and which, as of December 31, 1996, served as an investment advisor for assets aggregating in excess of $1 billion. The Advisor is an affiliate of Quantum/Gabelli-O'Connor L.P. which, as of December 31, 1996, served as investment advisor for assets aggregating in excess of $125 million. The Advisor is also


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                                       11
an affiliate of Gabelli Funds, Inc. which, through its affiliates, acts as an investment manager, administrator or advisor for assets aggregating in excess of $9.3 billion as of December 31, 1996.


         Expense Limitation. The Advisor has agreed to reimburse a Portfolio for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. From time to time, the Advisor may voluntarily assume certain expenses of any Portfolio of the Corporation. This would have the effect of lowering the overall expense ratio of that Portfolio and of increasing yield to investors in that Portfolio. Subject to the obligations of the Advisor to reimburse a Portfolio for its excess expenses as described above, the Portfolios have, under the respective Advisory Agreements, confirmed their obligation for payment of all their other expenses, including without limitation: fees payable to the Advisor, Administrator, Custodian, Transfer Agent and Dividend Agent; brokerage and commission expenses; federal, state or local taxes, including issuance and transfer taxes incurred by or levied on them; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and non-recurring legal and accounting expenses; costs of organizing and maintaining the Corporation's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not also officers of the Advisor or its affiliates and costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering their shares under the appropriate Federal securities laws and of qualifying their shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

         The Corporation may from time to time hire its own employees or contract to have management services performed by third parties, and the management of the Corporation intends to do so whenever it appears advantageous to the Corporation. The Corporation's expenses for employees and for such services are among the expenses subject to the expense limitation described above. As a result of the recent passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.

         Distribution and Service Plan. Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Corporation's Board of Directors has adopted a distribution and service plan for each Portfolio of the Corporation (the "Plans") and, pursuant to the Plans, the Corporation and the Advisor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with GOC Fund, Distributors Inc. ("Distributor") as distributor of the Corporation's shares. Upon the consummation of the Acquisition, Gabelli Fixed Income Distributors Inc. will succeed the Distributor. The Plans will be amended and restated to reflect the new distributor and the Distributor Agreements and Shareholder Servicing Agreements will be re-executed, all as approved by the Board of Directors to take effect if the new Advisory Agreements are approved by the shareholders of the Corporation. Although there are no fees or expenses chargeable to the Corporation under the Plans, the Corporation's Board of Directors has adopted the Plans in case certain expenses of the Corporation might be considered to constitute indirect payments by the Corporation of distribution expenses. If a payment by the Corporation to the Advisor of advisory fees should be deemed to be indirect financing by the Corporation of the distribution of its shares, such payments would be authorized under the Plans. The new Distribution Agreements and Shareholder Servicing Agreements would replace the current Distribution Agreements with the Distributor and would be identical to those agreements, except for (i) the dates of execution and effectiveness and (ii) the name of the Distributor.

         The Plans provide that the Advisor may make payments from time to time from its own resources, which may include the advisory fee and past profits for the following purposes: to pay promotional and administrative expenses in connection with the offer and sale of the shares of the Portfolios, including payments to participating organizations for performing shareholder servicing and related administrative functions and for providing assistance in distributing the Corporation's shares. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Corporation. The Advisor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Corporation is required to pay to the Advisor for any fiscal year under the Advisory Agreement in effect for that year.

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                                       12

         The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Corporation management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Advisor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Corporation management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Advisor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Corporation or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         The Plans provide that they may continue in effect for successive annual periods provided they are approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Corporation and who have no direct or indirect interest in the operation of the Plans, or in the agreements related to the Plans. On October 16, 1996, the Board of Directors approved the continuance of all of the Plans until October 31, 1997. The Plans for the Domestic Prime Money Market Portfolio and the Tax Exempt Money Market Portfolio were approved by a majority of the affected Portfolio's shareholders at the annual meeting on March 6, 1989. The Plan for the U.S. Treasury Money Market Portfolio was approved by a majority of that Portfolio's shareholders on March 14, 1991. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Corporation for distribution pursuant to the Plans without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Corporation or the Corporation's shareholders. Although there are no fees or expenses chargeable to the Corporation under the Plans, for the fiscal year ended October 31, 1996, the Advisor made payments under each Plan to or on behalf of Participating Organizations in amounts of $80,147, $151,873, and $213,907 with regard to the U.S. Treasury Money Market Portfolio, the Tax Exempt Money Market Portfolio and the Domestic Prime Money Market Portfolio, respectively (representing .10% of the average daily net assets of each of those Portfolios). Although these payments were not made by the Corporation each may be deemed an indirect payment by the Corporation.


ALLOCATION OF PORTFOLIO BROKERAGE

         The Corporation's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are not brokerage commissions paid for such purchases. Any transactions for which the Corporation pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Corporation may purchase participation certificates in variable rate municipal obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Corporation based on the applicable interest rate adjustment index for the security. The interest received by the Corporation is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

         Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed in the best interest of shareholders of the Corporation rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

         Investment decisions for the Corporation will be made independently from those for any other investment companies or accounts that may be or become advised or managed by the Advisor or its affiliates. If, however, the Corporation and other investment companies or accounts managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Corporation or the size of the position obtainable for the Corporation. In addition, when purchases or sales of the same security for the Corporation and for other

C/M:  11536.0001 428573.4
                                       13
investment companies managed by the Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

         No portfolio transactions are executed with the Advisor or its affiliates acting as principal. In addition, the Corporation will not buy bankers' acceptances, certificates of deposit or commercial paper from the Advisor or its affiliates.


OTHER MATTERS

         As a Maryland corporation, the Corporation is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.

         The management does not know of any matters to be presented at this Special Meeting of Shareholders other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                              By Order of the Board of Directors



                                              JUDITH FABRIZI, Secretary
March 27, 1997

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                                       14

EXHIBIT A         (ADVISORY AGREEMENT BETWEEN THE CORPORATION, ON BEHALF OF
                  U.S. TREASURY MONEY MARKET PORTFOLIO, AND GABELLI FIXED
                  INCOME L.L.C.)

                               ADVISORY AGREEMENT

                           THE TREASURER'S FUND, INC.
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                               Darien, Connecticut



                                                             __________ __, 1997



Gabelli Fixed Income L.L.C.
19 Old Kings Highway South
Darien, Connecticut  06820-4526

Gentlemen:

                  This Agreement is being executed to reflect that, effective , Gabelli Fixed Income L.L.C. has succeeded Gabelli-O'Connor Fixed Income Mutual Funds Management Co. .

                  We herewith confirm our agreement with you as follows:

                  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

                  2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the management and other services specified below.

                  (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-infact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

                  (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your own initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation, the provisions of the Internal Revenue Code relating to regulated investment companies and the 1940 Act, and the limitations contained in the Registration Statement.

C/M:  11536.0001 428573.4
                                       15

                  (d) It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder. While this agreement is in effect, you or persons affiliated with you, other than us ("your affiliates"), will provide persons satisfactory to our Board of Directors to be elected or appointed officers or employees of our corporation. These shall be a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business.

                  (e) You or your affiliates will also provide supervisory personnel without charge, who may be our officers and who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculations, reports to and filings with regulatory authorities, and services relating to such functions. Such personnel may be your employees or employees of your affiliates or of other organizations. It is understood that we may retain, at our expense, an administrator to perform the operational components of the functions and services listed herein.

                  (f) You or your affiliates will also furnish us, without charge, such additional administrative and management supervision and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates will also pay the expenses of promoting and advertising the sale of our shares (other than the costs of preparing, printing and filing our Registration Statement, printing copies of the Prospectus contained therein for existing shareholders of the Fund and complying with other applicable regulatory requirements), and of printing and distributing the Fund's Prospectus to prospective investors. To the extent that you or your affiliates directly, or through Gabelli Fixed Income Distributors, Inc. (the "Distributor"), may make payments to securities dealers and other third parties who engage in the sale of our shares or who render shareholder support services, and that such payments may be deemed indirect financing of an activity primarily intended to result in the sale of shares of the Portfolios within the context of Rule 12b-1 under the 1940 Act (the "Rule"), then such payments by you shall be deemed to be authorized under the Portfolio's Distribution and Service Plan adopted pursuant to the Rule. You will, in your sole discretion, determine the amount of such payments and may from time to time in your sole discretion increase or decrease the amount of such payments; provided, however, that no such payment will increase the amount the Portfolio is required to pay you or the Distributor under this Agreement or any agreement. Any payments made by you for the purpose of distributing shares of the Portfolio are subject to compliance with the terms of written agreements in a form satisfactory to the Fund's Board of Directors to be entered into by you and the participating organization. It is understood that you, in your sole discretion, may reimburse the Distributor for any of such expenses that it may incur on your behalf.

                  3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses including: (a) brokerage and commission expenses; (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us; (c) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (d) interest charges on borrowings; (e) charges and expenses of our custodian and administrator; (f) charges and expenses relating to the issuance, redemption, transfer and dividend disbursing functions for us; (g) telecommunications expenses; (h) recurring and non-recurring  legal  and  accounting  expenses;  (i)  costs of  organizing  and maintaining our existence as a corporation; (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing administrative and clerical services to us; (k) costs of providing shareholders' services and costs of shareholders' reports, proxy solicitations, and corporate meetings; (1) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (m) expenses of preparing, printing and delivering our initial registration statement and of preparing, printing and delivering our Prospectus to our existing shareholders and of printing shareholder application forms for shareholder accounts; and (n) payment of the fees provided for herein, in the Distribution Agreement and in the Administrative Services Agreement. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale.

                  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any

C/M:  11536.0001 428573.4
                                       16
liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  5. In consideration of the foregoing we will pay you a fee at the annual rate of thirty one-hundredths of one percent (0.30%) of our average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the end of the month for which those expenses are accrued, at the same time as we pay you your fee for that month.

                  6. This Agreement will become effective on __, 1997 and shall continue in effect until ____________, 199__ and thereafter for successive twelve-month periods (computed from each ____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.


                  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

                  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                            Very truly yours,

                                            THE TREASURER'S FUND, INC.


                                            By:    ___________________

ACCEPTED:  ____________ __, 1997

Gabelli Fixed Income L.L.C.

By:



By:    _____________________


C/M:  11536.0001 428573.4
                                       17

EXHIBIT B         (ADVISORY AGREEMENT BETWEEN THE CORPORATION, ON BEHALF OF
                  DOMESTIC PRIME MONEY MARKET PORTFOLIO, AND GABELLI FIXED
                  INCOME L.L.C.)

                               ADVISORY AGREEMENT

                           THE TREASURER'S FUND, INC.
                      DOMESTIC PRIME MONEY MARKET PORTFOLIO
                               Darien, Connecticut

                                                             __________ __, 1997




Gabelli Fixed Income L.L.C.
19 Old Kings Highway South
Darien, Connecticut  06820-4526

Gentlemen:

                  This Agreement is being executed to reflect that, effective, Gabelli Fixed Income L.L.C. has succeeded Gabelli-O'Connor Fixed Income Mutual Funds Management Co. as

                  We herewith confirm our agreement with you as follows:

                  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

                  2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the management and other services specified below.

                     (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

                     (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your own initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation, the provisions of the Internal Revenue Code relating to regulated investment companies and the 1940 Act, and the limitations contained in the Registration Statement.


C/M:  11536.0001 428573.4
                                       18

                   (d) It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder. While this agreement is in effect, you or persons affiliated with you, other than us ("your affiliates"), will provide persons satisfactory to our Board of Directors to be elected or appointed officers or employees of our corporation. These shall be a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business.

                     (e) You or your affiliates will also provide supervisory personnel without charge, who may be our officers, who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculations, reports to and filings with regulatory authorities, and services relating to such functions. Such personnel may be your employees or employees of your affiliates or of other organizations. It is understood that we may retain, at our expense, an administrator to perform the operational components of the functions and services listed herein.

                     (f) You or your affiliates will also furnish us without charge such additional administrative and management supervision and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates will also pay the expenses of promoting and advertising the sale of our shares (other than the costs of preparing, printing and filing our Registration Statement, printing copies of the Prospectus contained therein for existing shareholders of the Fund and complying with other applicable regulatory requirements), and of printing and distributing the Fund's Prospectus to prospective investors. To the extent that you or your affiliates directly, or through Gabelli Fixed Income Distributors, Inc. (the "Distributor"), may make payments to securities dealers and other third parties who engage in the sale of our shares or who render shareholder support services, and that such payments may be deemed indirect financing of an activity primarily intended to result in the sale of shares of the Portfolios within the context of Rule 12b-1 under the 1940 Act (the "Rule"), then such payments by you shall be deemed to be authorized under the Portfolio's Distribution and Service Plan adopted pursuant to the Rule. You will, in your sole discretion, determine the amount of such payments and may from time to time in your sole discretion increase or decrease the amount of such payments; provided, however, that no such payment will increase the amount the Portfolio is required to pay you or the Distributor under this Agreement or any agreement. Any payments made by you for the purpose of distributing shares of the Portfolio are subject to compliance with the terms of written agreements in a form satisfactory to the Fund's Board of Directors to be entered into by you and the participating organization. It is understood that you, in your sole discretion, may reimburse the Distributor for any of such expenses that it may incur on your behalf.

                  3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses including: (a) brokerage and commission expenses; (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us; (c) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (d) interest charges on borrowings; (e) charges and expenses of our custodian and administrator; (f) charges and expenses relating to the issuance, redemption, transfer and dividend disbursing functions for us; (g) telecommunications expenses; (h) recurring and non-recurring  legal  and  accounting  expenses;  (i)  costs of  organizing  and maintaining our existence as a corporation; (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing administrative and clerical services to us; (k) costs of providing shareholders' services and costs of shareholders' reports, proxy solicitations, and corporate meetings; (1) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (m) expenses of preparing, printing and delivering our initial registration statement and of preparing, printing and delivering our Prospectus to our existing shareholders and of printing shareholder application forms for shareholder accounts; and (n) payment of the fees provided for herein, in the Distribution Agreement and in the Administrative Services Agreement. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale.

                  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any

C/M:  11536.0001 428573.4
                                       19
liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  5. In consideration of the foregoing we will pay you a fee at the annual rate of three-tenths of one percent (0.30%) of our average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the end of the month for which those expenses are accrued, at the same time as we pay you your fee for that month.

                  6. This Agreement will become effective on __, 1997 and shall continue in effect until ____________, 199__ and thereafter for successive twelve-month periods (computed from each _____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

                  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                            Very truly yours,

                                            THE TREASURER'S FUND, INC.

                                            By:_________________

ACCEPTED: ____________ __, 1997

Gabelli Fixed Income L.L.C.


By:



By:________________________


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                                       20

EXHIBIT C         (ADVISORY AGREEMENT BETWEEN THE CORPORATION, ON BEHALF OF TAX
                  EXEMPT MONEY MARKET PORTFOLIO, AND GABELLI FIXED INCOME
                  L.L.C.)

                               ADVISORY AGREEMENT

                           THE TREASURER'S FUND, INC.
                        TAX EXEMPT MONEY MARKET PORTFOLIO
                               Darien, Connecticut


                                                             __________ __, 1997



Gabelli Fixed Income L.L.C.
19 Old Kings Highway South
Darien, Connecticut  06820-4526

Gentlemen:

                  This Agreement is being executed to reflect that, effective , Gabelli Fixed Income L.L.C. has succeeded Gabelli-O'Connor Fixed Income Mutual Funds Management Co. as

                  We herewith confirm our agreement with you as follows:

                  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

                  2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the management and other services specified below.

                     (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

                    (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your own initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation, the provisions of the Internal Revenue Code relating to regulated investment companies and the 1940 Act, and the limitations contained in the Registration Statement.


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                                       21

                    (d) It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder. While this agreement is in effect, you or persons affiliated with you, other than us ("your affiliates"), will provide persons satisfactory to our Board of Directors to be elected or appointed officers or employees of our corporation. These shall be a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business.

                    (e) You or your affiliates will also provide supervisory personnel without charge, who may be our officers, who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculations, reports to and filings with regulatory authorities, and services relating to such functions. Such personnel may be your employees or employees of your affiliates or of other organizations. It is understood that we may retain, at our expense, an administrator to perform the operational components of the functions and services listed herein.

                    (f) You or your affiliates will also furnish us without charge such additional administrative and management supervision and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates will also pay the expenses of promoting and advertising the sale of our shares (other than the costs of preparing, printing and filing our Registration Statement, printing copies of the Prospectus contained therein for existing shareholders of the Fund and complying with other applicable regulatory requirements), and of printing and distributing the Fund's Prospectus to prospective investors. To the extent that you or your affiliates directly, or through Gabelli Fixed Income Distributors, Inc. (the "Distributor"), may make payments to securities dealers and other third parties who engage in the sale of our shares or who render shareholder support services, and that such payments may be deemed indirect financing of an activity primarily intended to result in the sale of shares of the Portfolios within the context of Rule 12b-1 under the 1940 Act (the "Rule"), then such payments by you shall be deemed to be authorized under the Portfolio's Distribution and Service Plan adopted pursuant to the Rule. You will, in your sole discretion, determine the amount of such payments and may from time to time in your sole discretion increase or decrease the amount of such payments; provided, however, that no such payment will increase the amount the Portfolio is required to pay you or the Distributor under this Agreement or any agreement. Any payments made by you for the purpose of distributing shares of the Portfolio are subject to compliance with the terms of written agreements in a form satisfactory to the Fund's Board of Directors to be entered into by you and the participating organization. It is understood that you, in your sole discretion, may reimburse the Distributor for any of such expenses that it may incur on your behalf.

                  3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses including: (a) brokerage and commission expenses; (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us; (c) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (d) interest charges on borrowings; (e) charges and expenses of our custodian and administrator; (f) charges and expenses relating to the issuance, redemption, transfer and dividend disbursing functions for us; (g) telecommunications expenses; (h) recurring and non-recurring legal and accounting expenses; (i) costs of organizing and maintaining our existence as a corporation; (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing administrative and clerical services to us; (k) costs of providing shareholders' services and costs of shareholders' reports, proxy solicitations, and corporate meetings; (1) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (m) expenses of preparing, printing and delivering our initial registration statement and of preparing, printing and delivering our Prospectus to our existing shareholders and of printing shareholder application forms for shareholder accounts; and (n) payment of the fees provided for herein, in the Distribution Agreement and in the Administrative Services Agreement. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale.

                  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any

C/M:  11536.0001 428573.4
                                       22
liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  5. In consideration of the foregoing we will pay you a fee at the annual rate of three-tenths of one percent (0.30%) of our average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the end of the month for which those expenses are accrued, at the same time as we pay you your fee for that month.

                  6. This Agreement will become effective on __, 1997 and shall continue in effect until __________, 199__ and thereafter for successive twelve-month periods (computed from each ____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

                  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limitor restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                                     Very truly yours,

                                                     THE TREASURER'S FUND, INC.


                                                     By:_______________


ACCEPTED: __________ __, 1997

Gabelli Fixed Income L.L.C.


By:


By:_______________

C/M:  11536.0001 428573.4
                                       23

EXHIBIT D     (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE ADVISOR)


Table of Fees and Expenses for The Treasurer's Fund, Inc.


Annual Fund Operating Expenses
(as a percentage of average net assets)
                                                         Domestic Prime              Tax Exempt                U.S. Treasury
                                                         Money Market                Money Market              Money Market
                                                           Portfolio                   Portfolio                 Portfolio
                                                         _______________             ____________              _____________

Management Fees....................................         .30%                        .30%                       .30%
Other Operating Expenses...........................         .23%                        .24%                       .33%
Interest Expense...................................         .01%                        .00%                       .00%
                                                            ----                        ----                       ----

Total Fund Operating Expenses......................         .54%                        .54%                       .63%

Example:
     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                         Domestic Prime              Tax Exempt                U.S. Treasury
                                                         Money Market                Money Market              Money Market
                                                           Portfolio                   Portfolio                 Portfolio
                                                         ______________              ____________              _____________

1 year.............................................        $ 6.00                        $ 6.00                    $ 6.00
3 Years............................................         17.00                         17.00                     20.00
5 Years............................................         30.00                         30.00                     35.00
10 Years...........................................         68.00                         68.00                     79.00


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Portfolio will bear directly and indirectly. (For more complete descriptions of the various costs and expenses, see "Comparison of the Current Advisory Agreements with the New Advisory Agreements"). The Example shown in the table above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. At the time, only the Domestic Prime Money Market, Tax Exempt Money Market and U.S. Treasury Money Market Portfolios of the Fund have been activated by the Advisor.


C/M:  11536.0001 428573.4
                                       24

         BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                           THE TREASURER'S FUND, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                SPECIAL MEETING OF SHAREHOLDERS - APRIL 14, 1997

                  THE UNDERSIGNED SHAREHOLDER OF THE TREASURER'S FUND, INC., (THE "CORPORATION") HEREBY APPOINTS JUDITH FABRIZI AND JOYCE A. ALLYN AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF COMMON STOCK OF THE CORPORATION STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON MARCH 19, 1997 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE OFFICES OF THE CORPORATION AT 19 OLD KINGS HIGHWAY SOUTH, DARIEN, CT 06820 AT 9:00 A.M. ON APRIL 14, 1997 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL. AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLA0K INK AS FOLLOWS / X / KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                           THE TREASURER'S FUND, INC.
                               VOTE ON PROPOSALS

 FOR   AGAINST ABSTAIN
 / /     / /     / /          I.        TO APPROVE OR DISAPPROVE A NEW ADVISORY
                                        AGREEMENT
                              II.       ELECT THE FOLLOWING NOMINEES FOR
                                        DIRECTORS
 / /     / /     / /          1.  Thomas E. O'Connor
 / /     / /     / /          2.  Felix J. Christiana
 / /     / /     / /          3.  Mary E. Hauck
 / /     / /     / /          4.  Robert C. Kolodny, M.D.
 / /     / /     / /          5.  Anthony R. Pustorino
 / /     / /     / /          6.  Gary L. Roubos
 / /     / /     / /          7.  William A. Merritt, Jr.
 / /     / /     / /          8.  Anthonie C. van Ekris
 / /     / /     / /          9.  Karl Otto Pohl
 / /     / /     / /          10. Mario J. Gabelli
 / /     / /     / /          11. Anthony J. Colavita
 / /     / /     / /          12. Werner J. Roeder, M.D.
 / /     / /     / /          13. Richard N. Daniel
 / /     / /     / /          III.       TO RATIFY OR REJECT THE SELECTION OF
                                         ERNST & YOUNG LLP AS INDEPENDENT
                                         ACCOUNTANTS OF THE CORPORATION FOR ITS
                                         FISCAL YEAR ENDING 10/31/97
_______________________________________________________________________________
_______________________________________________________________________________


         _________________________   __________________________________________
         SIGNATURE                   SIGNATURE (JOINT OWNERS)     DATE

         PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.

C/M:  11536.0001 428573.4
                                       25